Exhibit 10.4

                                 LEASE AGREEMENT

                                     BETWEEN

                       JOHN BROADCANNON, LLC, AS LANDLORD

                                       AND

                             CORZON, INC., AS TENANT



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                                TABLE OF CONTENTS
                                -----------------


ARTICLE I......................................................................1

   DEMISED PREMISES............................................................1
      1.    Lessor's Demise....................................................1
      2.    Conditions.........................................................1

ARTICLE II.....................................................................1

   TERM........................................................................1

ARTICLE III....................................................................2

   RENT........................................................................2
      1.    Base Annual Rent...................................................2
      2.    Rental Payments....................................................2
      3.    Place of Payment...................................................2

ARTICLE IV.....................................................................2

   MECHANICS' LIENS............................................................2
      1.    No Lien............................................................2
      2.    Release of Lien....................................................3

ARTICLE V......................................................................3

   GOVERNING LAW, CUMULATIVE REMEDIES..........................................3
      1.    Governing Law......................................................3
      2.    Cumulative Remedies................................................3

ARTICLE VI.....................................................................3

   MUTUAL INDEMNIFICATIONS.....................................................3

ARTICLE VII....................................................................4

   INSURANCE...................................................................4
      1.    Lessee's Obligation................................................4
      2.    Lessor's Obligation................................................5
      3.    Destruction........................................................5

ARTICLE VIII...................................................................5

   ASSIGNMENT OR SUBLETTING....................................................5
      1.    Assignment or Subletting...........................................5
      2.    Release of Lessee..................................................6
      3.    Condition Precedent................................................6

ARTICLE IX.....................................................................6

   CONDEMNATION................................................................6
      1.    Condemnation.......................................................6

ARTICLE X......................................................................7

   SUBORDINATION AND ATTORNMENT................................................7
      1.    Subordination......................................................7
      2.    Attornment.........................................................7
      3.    Nondisturbance.....................................................7

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ARTICLE XI.....................................................................8

   DEFAULT.....................................................................8
      1.    Default............................................................8
      2.    Possession.........................................................8
      3.    Termination........................................................8
      4.    Landlord-Tenant Relationship Only..................................9
      5.    Default Period.....................................................9
      6.    Bankruptcy, Insolvency, Assignment for Benefit of Creditors........9

ARTICLE XII....................................................................9

   REPAIR AND MAINTENANCE OBLIGATIONS; ALTERATIONS AND IMPROVEMENTS............9
      1.    Repairs by the Lessor..............................................9
      2.    Repairs and Maintenance by the Lessee.............................10
      3.    Alterations, Improvements and Additions...........................10

ARTICLE XIII..................................................................11

   UTILITIES CHARGES & PERSONAL PROPERTY TAXES................................11
      1.    Charges for Electricity...........................................11
      2.    Utilities.........................................................11
      3.    Taxes.............................................................11

ARTICLE XIV...................................................................11

   ADDITIONAL COVENANTS OF LESSEE.............................................11
      1.    Legal Use.........................................................11
      2.    Insurance Claims..................................................11
      3.    Termination.......................................................12
      4.    Costs of Suits....................................................12

ARTICLE XV....................................................................12

   QUIET ENJOYMENT............................................................12

ARTICLE XVI...................................................................12

   RIGHT OF ENTRY.............................................................12

ARTICLE XVII..................................................................13

   DIRECTORY..................................................................13

ARTICLE XVIII.................................................................13

   BROKERAGE..................................................................13

ARTICLE XIX...................................................................13

   SECURITY DEPOSIT...........................................................13

ARTICLE XX....................................................................14

   USE OF PREMISES IN COMMON WITH OTHERS......................................14
      1.    Use of Parking Spaces.............................................14
      2.    Monitoring of Parking Spaces......................................14
      3.    Access to the Building............................................14

ARTICLE XXI...................................................................14

   ZONING AND MISCELLANEOUS REPRESENTATIONS...................................14

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ARTICLE XXII..................................................................15

   MISCELLANEOUS..............................................................15
      1.    Force Majeure.....................................................15
      2.    Estoppel Certificates.............................................15
      3.    Duplicates; Recordation...........................................16
      4.    Covenants running with Land.......................................16
      5.    No Waiver.........................................................16
      6.    Arrears...........................................................16
      7.    Written Modifications.............................................16
      8.    Entire Agreement..................................................16
      9.    Notices...........................................................16
      10.   Liability Continued...............................................17
      11.   Gender............................................................17
      12.   Other Tenants.....................................................17
      13.   Conditions Precedent..............................................18

ARTICLE XXIII.................................................................18

   HAZARDOUS SUBSTANCES.......................................................18

ARTICLE XXIV..................................................................19

   IMPROVEMENTS BY LESSOR.....................................................19


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THIS LEASE made and entered into at Bridgeport, Connecticut on June 9, 2000 by and between JOHN BROADCANNON, LLC, a Connecticut limited liability company with a place of business c/o Green and Gross, P.C., 1087 Broad Street, Bridgeport, Connecticut (the "Lessor") and CORZON, INC. (formerly, Tanners Restaurant Group), a Texas Corporation with its principal place of business at 1087 Broad Street, Bridgeport, Connecticut (hereinafter the "Lessee").

The Lessor and the Lessee, for and in consideration of the keeping by the parties of their respective obligations hereinafter contained, as well as for One Dollar ($1.00) and other valuable considerations paid in hand simultaneously with the execution and delivery of this Lease, receipt whereof is hereby acknowledged, agree as follows:

                                   ARTICLE I

                                Demised Premises

1.   Lessor's Demise.

Upon the terms and conditions hereinafter set forth, and in consideration of the payment of the rents and the prompt performance by the Lessee of the covenants and agreements, to be kept and performed by the Lessee, the Lessor does lease, let, and demise to the Lessee and the Lessee hereby leases from the Lessor, 1,638 square feet, as shown on the plans described in Article XXIV hereof as set forth as Exhibit "B" hereto, on the fourth floor of the building located at the premises known as 1087 Broad Street, Bridgeport, Connecticut (the "Building"), which premises are described in Exhibit "A- 1" attached hereto and made a part hereof (said leased space hereinafter referred to as the "Premises").

2.   Conditions.

The demise is likewise made subject to the following:

     (a) Zoning ordinances of the City of Bridgeport, and any other governmental body now existing or which may hereafter exist by reason of any legal authority during the life of this Lease provided such shall not materially interfere with the Lessee's use; and,

     (b) The proper performance by the Lessee of all of the terms and conditions contained in this Lease.

The Lessor hereby warrants that it holds title to the Premises in fee simple and has the right to lease the same.

                                   ARTICLE II

                                      Term

The commencement date ("Commencement Date") of this Lease shall be July 1, 2000 or the date when all improvements on the Premises required to be furnished by the Lessor have been substantially completed and the Premises are available for

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occupancy by the Lessee, whichever is later and the term of this Lease shall expire on the last day of the fifth (5th) year after the Commencement Date. The Lessee's taking occupancy of the Premises as of the Commencement Date shall constitute acknowledgement that the same are in good and satisfactory condition, order and repair except for any items as may be set forth in the Punch List described in Article XXIV.

                                  ARTICLE III

                                      Rent

1.   Base Annual Rent.

At the time the Lessee takes occupancy of the Premises the Lessee shall pay the Lessor the sum of $15,000.00. The Base Annual Rent which the Lessee agrees to pay to the Lessor for each year during the term of this Lease shall be as follows: a) years one and two: Twenty-Eight Thousand Seven Hundred Forty-Six and 00/100 ($28,746.00) Dollars each year, and b) years three, four and five:
Twenty-Three Thousand Seven Hundred Forty-Six and 00/100 ($23,746.00) Dollars each year. The Lessee shall not be obligated to pay any rent for the first two
(2) months of the term of this Lease beginning as of the Commencement Date.

2.   Rental Payments.

All rentals required hereunder shall commence on the Commencement Date and be payable without setoff, in advance, in equal monthly installments (except as otherwise provided herein) each on the first day of each month during the term of this Lease or any extended term hereunder. If the Commencement Date is other than the first day of the month, then said first month's rental payment shall be appropriately apportioned as provided hereinbefore.

3.   Place of Payment.

Rent shall be payable c/o Kuchma Corporation, 300 Bostwick Avenue, Bridgeport, Connecticut 06605 and at such other place as the Lessor may specify in accordance with the provisions relating to the giving of notice hereinafter provided.

                                   ARTICLE IV

                                Mechanics' Liens

1.   No Lien.

The Lessee shall not have the power to subject the interest of the Lessor in the Premises to any mechanics' or materialmen's liens or lien of any kind, unless a specific provision to the contrary authorizing in specific terms the creation of such lien or liens, is elsewhere herein contained.

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2.   Release of Lien.

The Lessee will not permit or suffer to be filed or claimed against the interest of the Lessor in the Premises during the continuance of this Lease, any lien or claim of any kind (excepting for the mortgages referred to in Article X and security interests in the Lessee's trade fixtures), and if such lien be claimed or filed, it shall be the duty of the Lessee, within thirty (30) days after the Lessee shall have been given written notice of such a claim having been filed, or within thirty (30) days after the Lessor shall have been given written notice of such claim and shall have transmitted written notice of the receipt of such claim unto the Lessee (whichever thirty (30) day period expires earlier) to cause the Premises be released from such claim, either by payment or by the posting of bond or by the payment to the court of the amount necessary to relieve and release the Premises from such claim, or in any other manner which, as a matter of law, will result, within such period of thirty (30) days, in releasing the Lessor and the title of the Lessor in the Premises from such claim; and the Lessee covenants and agrees, within such period of thirty (30) days, to cause the Premises and the Lessor's interest therein to be released from the legal effect of such claim.

                                   ARTICLE V

                       Governing Law, Cumulative Remedies

1.   Governing Law.

All of the rights and remedies of the respective parties herein shall be governed by the provisions of this Lease and by the laws of the State of Connecticut as such laws relate to the respective rights and duties of landlords and tenants.

2.   Cumulative Remedies.

During the continuance of this Lease, the Lessor shall have all rights and remedies which this Lease and the laws of the State of Connecticut assure to it. All rights and remedies accruing to the Lessor shall be cumulative, that is, the Lessor may pursue such rights as the law and this Lease afford to it in whatever order the Lessor desires and the law permits without being compelled to resort to any one remedy in advance of any other.

                                   ARTICLE VI

                             Mutual Indemnifications

During the entire term of this Lease, the Lessee will indemnify and save harmless the Lessor against any and all claims, debts, demands, or obligations which may be made against the Lessor or against the Lessor's title in the Premises, arising out of, or in connection with, any alleged act or omission of the Lessee or any person claiming under, by, or through the Lessee; and if it becomes necessary for the Lessor to defend any action seeking to impose any such liability, the Lessee will pay the Lessor all costs and attorneys' fees incurred by the Lessor in effecting such defense in addition to any other sums which the Lessor may be called upon to pay by reason of the entry of a judgment against the Lessor in the litigation in which such claim is asserted.

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During the entire term of this Lease, the Lessor will indemnify and save the
Lessee harmless against any and all claims, debts, demands or obligations which may be made against the Lessee arising out of or in connection with any alleged act or omission of the Lessor or any person claiming by or through the Lessor; and if it becomes necessary for the Lessee to defend any action seeking to impose any such liability, the Lessor will pay the Lessee all costs and attorney's fees incurred by the Lessee in effecting such defense in addition to any other sums which the Lessee may be called upon to pay by reason of the entry of a judgment against the Lessee in the litigation in which the claim is asserted. All insurance policies carried by the Lessor and Lessee shall contain waivers of any and all rights of subrogation which may arise under such policies if such waivers are permitted by the insurers.

                                  ARTICLE VII

                                    Insurance

1.   Lessee's Obligation.

     (a) From the Commencement Date, or from and after any earlier date when the Lessee makes actual use of, enters upon or and occupies the Premises, or any parts thereof, the Lessee shall cause to be written a policy or policies of insurance in the form generally known as comprehensive general liability policies, insuring the Lessee against any and all claims and demands made by any person or persons whomsoever for injuries received in connection with the operation and maintenance of the Premises and improvements and buildings located on the Premises or for any other risk insured against by such policies, each class of which policies shall have been written within limits of not less than $1,000,000.00 for damages incurred or claimed by any one person for bodily injury, or otherwise, and for not less than $2,000,000.00 for damages incurred or claimed by more than one person for bodily injury, or otherwise, plus $500,000.00 damages to property. All such policies shall name the Lessee and the Lessor, as their respective interests may appear, as the persons insured by such policies; and the original or a duplicate original of each of such policy or policies shall be delivered by the Lessee to the Lessor promptly upon the writing of such policies, together with adequate evidence of the fact that the premiums are paid. If any damage by fire or other casualty shall render the Premises untenantable, in whole or in part, a proportionate abatement of the Base Annual Rent plus any additional rent set forth in this Lease based upon the floor space in the Premises rendered untenantable shall be allowed from the date when the damage occurred until substantial completion of the repair or restoration work to be done by the Lessor in the Premises or, in the event the Lessor elects to terminate this Lease, until the date of termination, provided however, that if damage to a portion of the Premises renders the entire Premises untenantable so as to not be able to occupy the same as offices, then all of said rent shall be so abated until the Lessee can resume its operations.

     (b) The Lessee shall maintain fire insurance, with vandalism, extended coverage and malicious mischief coverage during the term of this Lease in amounts sufficient to protect the interest of the Lessee in its personal property on the Premises. If the Lessee shall at any time fail to take out, pay for, maintain or deliver any of the insurance policies provided for herein, then

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after five (5) days notice (unless a longer period of notice is provided for herein, in which event such longer period shall prevail) to the Lessee and without waiving or releasing the Lessee from any obligation of the Lessee contained in this Lease, the Lessor may (but shall be under no obligation to) take out, pay for maintain any of the insurance policies provided for herein, and take all such reasonable action thereon as may be necessary therefor. All sums so paid by the Lessor in performance of any such act shall constitute additional rent payable by the Lessee under this Lease and shall be paid by the Lessee to the Lessor on demand.

2.   Lessor's Obligation.

From and after the time when this Lease commences, the Lessor will keep insured the Building and Lessor's improvements upon the said Premises against all loss or damage by fire and windstorm, together with "extended coverage," which said insurance will be maintained in an amount which will be sufficient to prevent any party in interest from being or becoming a coinsurer on any part of the risk, which amount shall not be less than 80% of the full insurable value. Lessor shall, further, maintain with respect to the Building, liability insurance in an amount of not less than One Million ($1,000,000.00) Dollars and Five Million Dollars in excess liability coverage and shall further furnish the Lessee with certificates confirming the existence of any such insurance on reasonable request.

3.   Destruction.

In the event of the total destruction or damage of the Premises to the extent of more than twenty-five (25%) per cent of the replacement cost thereof, at the sole option of the Lessor, exercisable by notice to the Lessee not later than thirty (30) days following the destruction or damage, the Lessor may rebuild and repair the same. If the Premises shall be damaged to the extent of less than twenty-five (25%) per cent of the replacement cost thereof, the Lessor shall repair or build the same, such repair and rebuilding shall be of the same or higher value as the said Building or improvements comprising the Premises prior to such damage or destruction. If the Lessor shall so commence such rebuilding or repairs, the Lessor shall have the same rebuilt and ready for occupancy within four (4) months from the time when the loss or destruction occurred. The four (4) month period for reconstruction shall be enlarged by delays caused without fault or neglect on the part of the Lessee by act of God, strikes, lockouts, or other conditions (other than matters of finance) beyond the Lessor's control. If the Premises are not ready for occupancy within said four
(4) month period, then the Lessee, if it is not in default hereunder beyond any cure period, shall have the option to terminate this Lease by giving the Lessor at least thirty (30) days written notice thereof not later than five (5) months from the time when the loss or destruction occurred, time being of the essence.

                                  ARTICLE VIII

                            Assignment or Subletting

1.   Assignment or Subletting.

The Lessee shall not assign, mortgage or encumber this Lease, either in whole or in part, nor sublet the whole or part of the Premises without first obtaining the written consent of the Lessor in each and every instance, which consent

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shall not be unreasonably withheld. If such consent is given, such assignee or sublessee shall agree to keep, observe and perform all of the agreements, conditions, covenants and terms of this Lease, on the part of the Lessee's to be kept, observed and performed, and shall become liable for the non-performance thereof. The consent by the Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

2.   Release of Lessee.

The Lessee shall be released of any liability hereunder in the event that, upon assignment of the Lease with Lessor's consent, the assignee of the Lease has agreed to assume and perform all of the obligations of the Lessee under this indenture of Lease.

3.   Condition Precedent.

A condition Precedent to the Lessor's giving of its consent herein is that the Lessor determine to its sole satisfaction that the proposed assignee or lessee is at least as credit worthy as the Lessee.

                                   ARTICLE IX

                                  Condemnation

1.   Condemnation.

     (a) If the Premises, or any part hereof, shall be appropriated for any public use by virtue of eminent domain or condemnation proceeding, or if by reason of any law or ordinance, or by court decree, whether by consent or otherwise, the use of the Premises by the Lessee for any of the purposes hereinbefore referred to shall be prohibited or unduly restricted, the Lessee, if it is not in default hereunder beyond any cure period, shall have the right to terminate this Lease upon written notice to the Lessor, and rental shall be paid only to the time when the Lessee surrenders possession of the Premises. In the event of partial appropriation of any part of the Premises described herein, the Lessee may elect to continue in possession of that part of the Premises not so appropriated under the same terms and conditions hereof, except that in such cases the Lessee shall, effectively upon the date of such taking by the Condemning Authority, be entitled to a reduction in the Base Annual Rent payable during the remainder of the then current term of this Lease and any renewals provided herein. Said reduction in the Base Annual Rent shall be the amount calculated by multiplying the then Base Annual Rent by a fraction whose numerator is the square footage by which the Premises is reduced and whose denominator is the original square footage of the Premises. The Lessor and/or the Lessee shall have the right to contest the amount of such award in accordance with the provisions of the laws relating to such contest.

     (b) The Lessee reserves the right to claim, prove and receive in any condemnation proceeding such amounts as may be allowed for fixtures and other equipment installed by it, and for the unamortized value of its leasehold improvements, and for the value of its remaining leasehold interest, including moving expenses, reinstallment of equipment expenses, replacement of equipment

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not salvageable, all as may be permitted by law, all of the foregoing being in recognition of the added expenses and inconvenience such forced vacation of the Premises imposes upon the Lessee.

     (c) All rentals accruing hereunder shall be abated during any period in excess of ten (10) consecutive days that the motoring public is denied access to the Premises because of construction, repair, or other work undertaken on streets and/or highways adjacent to said Premises by or with the consent of any governmental authority, or any other person or entity.

                                   ARTICLE X

                          Subordination and Attornment

1.   Subordination.

This Lease shall be subject and subordinate at all times to the lien of any mortgage or mortgages which exist or may hereafter affect the Premises or the Premises and to all renewals, modifications, amendments, consolidations, replacements, and extensions thereof. This Subordination is automatically effective at such time or times as future mortgage or mortgages, including all renewals, modifications, amendments, consolidations, replacements and extensions thereof, come into existence without the necessity for the Lessee to execute any further instruments. Any mortgage by the Lessor shall specifically exclude machinery, equipment or other property (i) that is owned by the Lessee; or (ii) that has been leased by the Lessee pursuant to an equipment lease. The Lessee shall execute and deliver promptly upon the Lessor's request any instrument which may be reasonably required by the Lessor in confirmation of such subordination.

2.   Attornment.

The Lessee agrees that, upon written request of the holder of any note and first mortgage secured by the Premises, if any, securing the note, the Lessee will agree in writing that (a) no action taken by the holder of the note to enforce the mortgage by reason of default thereunder shall terminate this Lease or invalidate or constitute a breach of any of the terms or conditions hereof, and
(b) the Lessee will attorn to the purchaser at any foreclosure sale, to any person who acquires the Premises as the result of a judgment of strict foreclosure, or to the grantee in any conveyance in lieu of foreclosure as the Lessor of the Premises, and (c) the Lessee will, upon written request of such purchaser or grantee, execute such instruments as may be necessary or appropriate to evidence such attornment.

3.   Nondisturbance.

Lessor shall obtain from any present or future mortgagee or lienholder a nondisturbance agreement. Said nondisturbance agreement shall provide that, as long as the Lessee is not in default, (i) the mortgagee shall not disaffirm this Lease, even if the mortgagee shall foreclose the mortgage; (ii) the Lessee shall be entitled to use and occupancy of the Premises in accordance with the terms of this Lease; and (iii) the Lessee's possession shall not be disturbed by the mortgagee or any person whose rights are acquired as a result of foreclosure proceedings.

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                                   ARTICLE XI

                                     Default

1.   Default.

If any installment of Base Annual Rent or any other sum required to be paid hereunder shall remain unpaid ten (10) days after the respective due dates for payment thereof, the Lessee shall be deemed in default hereunder. If the Lessee defaults in fulfilling any of the covenants or agreements of this Lease on its part to be kept or performed other than those requiring payment of the Base Annual Rent, and such default is not cured or commenced to be cured (and diligently prosecuted to completion) within thirty (30) days after written notice from the Lessor or its agent specifying the default, then the Lessee shall be deemed to be in default under this Lease.

2.   Possession.

If the Lessee shall be in default as hereinbefore provided, the Lessor may recover possession of the Premises in the same manner prescribed by statute relating to summary process, it being expressly understood and agreed that no demand for the rent and no re-entry for conditions broken, as at common law, shall be necessary to enable the Lessor to recover such possession pursuant to the statute relating to summary process, but that all right to any such demand or any such re-entry is expressly waived by the Lessee, including any right to any notice to quit possession, as required by the statute relating to summary process.

3.   Termination.

In the event that the Lessor shall terminate this Lease upon the Lessee's default and/or shall obtain possession by re-entry, dispossession or summary process upon the Lessee's default, the Lessor or its agents shall have the right to and may enter said Premises as the agent of the Lessee, without being liable for any prosecution or damages therefor, except for the Lessees gross negligence or willful misconduct, and may relet the Premises as the agent of the Lessee, and receive the rent therefor, upon such terms as shall be reasonable. Such re-entry by the Lessor shall not operate to release the Lessee from any rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, the Lessor shall be authorized to make such reasonable repairs or reasonable alterations in or to the Premises as may be reasonably necessary to place the same in good order and condition. The Lessee shall be liable to the Lessor for the cost of such repairs or alterations, and all reasonable expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the Base Annual Rent and additional rent provided in this Lease, the Lessor at its option, may require the Lessee to pay such deficiency month by month, or may hold the Lessee liable in advance, for the entire deficiency to be realized during the term of the reletting and such accelerated sum shall be discounted to a net present value at the rate of ten percent (10%) per annum compounded monthly. The Lessee shall not be entitled to any surplus accruing as a result of the reletting, however, any sums in excess of the Base Annual Rent, additional rent and expenses to be reimbursed hereunder shall first be applied to reduce the future obligations

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hereunder of the Lessee until the same shall have been fully satisfied. If the
Lessee's personal property, equipment and trade fixtures shall not have been removed by the Lessee within thirty (30) days after the Lessor's written notice to remove the same after the Lessee's default beyond applicable cure period(s), then the Lessor shall have the right, as agent of the Lessee to take possession of any furniture, fixtures, inventory or other personal property of the Lessee found in the Premises, and sell the same at public or private sale and to apply the proceeds thereto to the payment of any monies becoming due hereunder, the Lessee hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. Upon termination of this Lease hereunder, the Lessee will yield up the Premises to the Lessor in good condition and repair (loss by casualty, fire and eminent domain and ordinary wear and tear expected) and deliver the keys to the Lessor at the Premises.

4.   Landlord-Tenant Relationship Only.

The relationship between the parties is that of landlord and tenant, and the Lessee specifically acknowledges that all statutory proceedings regulating the relationship of landlord and tenant respecting collection of rent or possession of the Premises, accrue to the Lessor.

5.   Default Period.

All default and grace periods shall be deemed to run concurrently and not consecutively.

6.   Bankruptcy, Insolvency, Assignment for Benefit of Creditors.

It is further agreed that if at any time during the term of this lease the Lessee shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Lessee, then the Lessor may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Lessee or the Lessee's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Lessee, or the Lessee's legal representatives. In the event the Lessor terminates this lease pursuant to the notice as provided in this paragraph, the Lessee agrees to vacate the Premises within thirty (30) days from the date the Lessee receives such notice.

                                  ARTICLE XII

        Repair and Maintenance Obligations; Alterations and Improvements.

1.   Repairs by the Lessor.

Within a reasonable period of time after receipt of written notice from the Lessee, the Lessor shall make and pay for a) necessary structural repairs to the exterior walls of the Building (including the exterior of and the frames surrounding all windows, doors and including repairs to or replacement of plate glass), b) necessary repairs to the roof, foundations, and load bearing items of the Building, c) necessary repairs to plumbing, pipes and conduits located

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within the Building as well as within the Premises, e) necessary repairs to the
HVAC systems, sidewalks and curbs, f) necessary repairs to the parking area and the common areas and g) repairs to the Premises not made necessary by act or omission or negligence of Lessee. The Lessor shall also maintain the common areas including the periodic cleaning thereof. The Lessor shall not be required to make any repairs where same were made necessary by any act or omission or negligence of the Lessee, any subtenant, or their respective employees, agents, invitees, licensees, visitors or contractors, or by fire or other casualty or condemnation, except as otherwise provided for herein. Any such repairs made necessary by act or omission or negligence of Lessee shall be at the expense of the Lessee.

2.   Repairs and Maintenance by the Lessee.

The Lessee shall make and pay for all repairs to the Premises not otherwise required to be made by Lessor and all equipment and fixtures of Lessee serving the Premises and shall replace all things which are necessary to keep the same in a good state of repair and operating order, such as (but not limited to) furnishings, and lighting of the Lessee, not including Building lighting. The Lessee shall also maintain, and keep in good repair and operating order all electrical fixtures of Lessee and keep the Premises in a reasonably satisfactory condition of cleanliness. The Lessee shall, further, keep both the interior and the exterior of the Premises free and clear of all accumulations of garbage, refuse and/or debris caused by Lessee and at its expense shall be responsible for complying with all regulations and requirements as established or which may in the future be established by the City of Bridgeport concerning the storage and/or removal of garbage, refuse and/or debris from the Premises as such storage and/or removal pertains to the Lessee's use of the Premises. The Lessee shall also comply with all laws, municipal, state and federal, relating to its use of the Premises and its repairs and maintenance of the Premises. If (i) the Lessee does not repair properly as required hereunder and to the reasonable satisfaction of the Lessor, or (ii) the Lessor, in the exercise of its sole discretion, determines that emergency repairs are necessary, or (iii) repairs or replacements to the Building and/or to the Premises are made necessary by any act or omission or negligence of the Lessee, its agents, employees, subtenants, assignees, contractors, invitees, licensees or visitors, then in any of such events the Lessor may make such repairs, acting with due diligence so as not to cause damage to the Lessee's fixtures or personal property, however, without liability to the Lessee for any loss or damage that may accrue to the Lessee's fixtures or other property or to the Lessee's business by reason thereof, and upon completion thereof, the Lessee shall pay the Lessor's costs for making such repairs, upon presentation of a bill therefor, as additional rent.

3.   Alterations, Improvements and Additions.

The Lessee shall not make any alterations in excess of $1,000.00 per year, additions or improvements to the Premises without the prior written consent of the Lessor. Subject to the terms and provisions of this Lease, the Lessee covenants and agrees that all improvements, whether structural or nonstructural, shall be done at the Lessee's full cost and expense, shall comply with all applicable governmental regulations, including, but not limited to, the obtaining of all necessary or required permits and governmental authorizations, and shall be done in a manner which will assure labor harmony at the site. Notwithstanding the aforesaid, the Lessor's consent to the Lessee's making any such alterations, additions or improvements and to the plans, specifications, general contractors and major subcontractors relating thereto, shall not be construed as the Lessor's consent to the Lessee's causing work to be done in the Premises in a manner or under conditions which entitle the person doing the work or furnishing the materials to a mechanic's or materialmen's lien and enforceable against the Lessor with the Lessor's consent. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the Premises either by the Lessor or the Lessee, except furniture or movable trade fixtures installed at the expense of the Lessee, shall be the property of the Lessor and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without compensation to the Lessee. At the expiration of the term of this Lease the Lessee shall remove its trade fixtures and personal property (both referred to as "Personal Property") from the Premises and the Lessee shall pay the cost and expense to repair any damage caused by such removal. Any Personal Property not so removed shall be deemed abandoned by the Lessee and shall become the property of the Lessor, but without prejudice to the Lessor's continuing right to require the Lessee to remove the same at the Lessee's expense. The Lessor may, at its option, destroy the Personal Property or at the expense of the Lessee, place the Personal Property in a public warehouse for the account of the Lessee. Lessee shall have no obligation to remove any fit-up items or any wiring such as for telephones or computers.

                                  ARTICLE XIII

                   Utilities Charges & Personal Property Taxes

1.   Charges for Electricity.

The Lessee shall pay promptly, as and when the same become due and payable, all charges for electricity supplied to the Premises. Lessor shall provide a separate meter and shall not charge the Lessee for any electricity used to supply heat or air conditioning.

2.   Utilities.

Except as provided in Section 1 of this Article, Lessor shall supply and pay for all necessary utilities.

3.   Taxes.

Lessor shall pay all real property taxes and Lessee shall pay taxes on its personal property.

                                  ARTICLE XIV

                         Additional Covenants of Lessee

1.   Legal Use.

The Lessee covenants and agrees with the Lessor that the Premises will be used as offices.

2.   Insurance Claims.

No damage or destruction to the Building or improvements by fire, windstorm, or any other casualty shall be deemed to entitle the Lessee to surrender possession of the Premises, to terminate this Lease or to violate any of its provisions except as provided for in this Lease. If this Lease shall be cancelled for the Lessee's default at any time while there remains outstanding any obligation from any insurance company to pay for the damage to the Premises or any part thereof, then the claim against the insurance company shall, upon the cancellation of this Lease, be deemed immediately to become the absolute and unconditional property of the Lessor.

3.   Termination.

At the termination of this Lease, the Lessee will peaceably and quietly deliver possession of the Premises and the building and improvements, to the Lessor. The Lessee also agrees to restore the Premises to substantially the same condition it was in as of the commencement of its tenancy, reasonable wear and tear, insurable loss and condemnation excepted.

4.   Costs of Suits.

If, at any time, either party commences legal action to enforce this Lease, then upon the judicial determination of such legal action the non-prevailing party will owe and will pay to the prevailing party all costs and reasonable attorneys' fees incurred or expended in enforcing the terms of this Lease or in conducting such defense of such legal action.

                                   ARTICLE XV

                                 Quiet Enjoyment

The Lessor covenants and agrees with the Lessee that so long as the Lessee keeps and performs all of the covenants and conditions by the Lessee to be kept and performed under this Lease, the Lessee shall have quiet and undisturbed and continued possession of the Premises, free from any claims against the Lessor and all persons claiming under, by, or through the Lessor.

                                  ARTICLE XVI

                                 Right of Entry

The Lessor and his agents shall have the right to enter upon the Premises at all reasonable times to examine the condition and use thereof and to show the Premises and the Premises described in Schedule A to prospective buyers or, as to prospective tenants only within the period commencing six (6) months prior to the expiration of the initial or any extended term under this lease, provided only that such right shall be exercised in such manner as not to interfere with the Lessee in the conduct of the Lessee's business on the Premises; and if the Premises is damaged by fire, windstorm, or by any other casualty which caused the Premises to be exposed to the elements or which caused the Premises to be in a dangerous or hazardous state, then the Lessor may enter upon the Premises to make emergency repairs; but if the Lessor exercises its option to make emergency repairs, such acts or acts shall not be deemed to excuse the Lessee from the Lessee's obligation to keep the Premises in repair as set forth in Article XII and the Lessee shall, upon demand of the Lessor, immediately reimburse the Lessor for the cost and expense of such emergency repairs unless the Payment thereof is not the responsibility of the Lessee under this Lease or is covered by insurance.

                                  ARTICLE XVII

                                    Directory

The Lessor shall also provide at the front and rear of the Building a directory showing the name of the Lessee together with the other tenants of the Building. Said directory shall be of design and type as the Lessor, in the Lessor's sole discretion, shall determine. Lessee may also install signs outside its premises comparable to that of other lessees subject to Lessor's approval, not to be unreasonably withheld.

                                 ARTICLE XVIII

                                    Brokerage

The parties hereto each represent to the other that it has no agreement with any broker and that they have had no negotiations with or contact with any broker with respect to this lease. Each party hereto shall save the other harmless from any loss or expense, including all costs of defending any claim, including, without limitation, reasonable attorneys' fees, for any commission claimed by any broker or agent by virtue of any alleged dealings had by said broker or agent with the party giving the indemnity hereunder. The party extending the indemnity hereunder shall be notified promptly of any such claim and may, at its own expense, undertake the defense thereof.

                                  ARTICLE XIX

                                Security Deposit

The Lessee shall deposit with the Lessor at the times indicated hereinafter the sum of $4,891.00, of which $2,395.50 represents the last month's Base Annual Rent and $2,395.50 shall be a security for the full and faithful performance by the Lessee of all of the terms, covenants and conditions of this Lease upon the Lessee's part to be performed, of which $2,395.50 shall be returned to the Lessee after the time fixed as the expiration of the term herein, provided the Lessee has fully and faithfully carried out all of said terms, covenants and conditions on the Lessee's part to be performed. In the event of a bona fide sale, subject to this Lease, the Lessor shall have the right to transfer the security to the buyer for the benefit of the Lessee and the Lessor shall be considered released by the Lessee from all liability for the return of such security deposit; and the Lessee agrees to look to the new lessor solely for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security deposit to a new lessor. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Lessee. The security deposit required herein shall be paid as follows:

$4,891.00 at the time the Lessee executes this Lease. The security deposit, as referred to herein, may be used by the Lessor to remedy any failure of the Lessee to perform any and all terms of this Lease, but may not be used by the Lessee for rent or other payments required to be made by the Lessee under the terms, covenants, conditions and provisions of this Lease.

                                   ARTICLE XX

                      Use of Premises in Common with Others

1.   Use of Parking Spaces.

The Lessor represents that six (6) exclusive, assigned parking spaces shall be allocated to the Lessee. It is understood and agreed that the Lessee shall have the license, in common with other tenants of the Building and the premises located at 1057 Broad Street, Bridgeport, Connecticut, for the use of the Lessee as well as its customers, visitors, and guests to park automobiles in other parking spaces provided by and designated by the Lessor. Such license shall be subject to such reasonable rules and regulations as may from time to time be promulgated by the Lessor.

2.   Monitoring of Parking Spaces.

The Lessor shall provide a parking lot attendant to monitor the parking area and an interior guard from 8:00 a.m. to 5:30 p.m. Monday through Friday except for legal holidays, which legal holidays are defined, for all purposes set forth in this Lease as those holidays when the Superior Court Clerk' s Office is closed ("Legal Holidays").

3.   Access to the Building.

The Lessee shall have twenty-four (24) hour access to the Building and the Premises. The Lessor agrees to provide the Lessee with elevator service for the Building and electricity for the common areas seven (7) days per week, twenty-four (24) hours per day.

                                  ARTICLE XXI

                    Zoning and Miscellaneous Representations

The Lessor hereby represents to the Lessee and the Lessee acknowledges that the Premises may be used as an office and that on the Commencement Date the Building, will be in material compliance with the Americans With Disabilities Act except with respect to door handles. The Lessee will comply with the Americans With Disabilities Act as required provided Lessor is in compliance with its obligations under the Americans With Disabilities Act as to the Premises, Lessee shall not be responsible for structural modifications.

                                  ARTICLE XXII

                                  Miscellaneous

1.   Force Majeure.

In the event that the Lessor or Lessee shall be delayed, hindered in, or prevented from the Performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control exclusive of any financing, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

2.   Estoppel Certificates.

Either party shall, without charge, at any time and from time to time hereafter, within ten (10) days after the written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser or proposed mortgagee or proposed purchaser, or any other person, firm, or corporation specified in such request:

     (a) As to whether this Lease has been supplemented or amended, and, if so, the substance and manner of such supplement or amendment;

     (b) As to the validity and force and effect of this Lease, in accordance with its tenor as then constituted;

     (c) As to the existence of any default under this Lease;

     (d) As to the existence of any offsets, counterclaims, or defenses thereto on the part of such other party;

     (e) As to the commencement and expiration dates of the term of this Lease; and

     (f) As to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party who requested it and any other person, firm, or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

3.   Services for the Building.

The Lessor represents that the heating, ventilating and air conditioning system provided for the Premises shall be operational at all hours and shall, further, be adequate to maintain an interior temperature by heating of at least 68 degrees F. when the exterior temperature is 10 degrees below zero F., or greater and an interior temperature by cooling of not more the 74 degrees F. when the exterior temperature is 90 degrees F. or less. The Lessor will, further, provide cleaning service for the Premises consistent with and comparable to the cleaning service provided to the other offices in the Building, which shall at least include daily light cleaning and emptying of trash and major cleaning such as windows at reasonable intervals.

4.   Duplicates; Recordation.

The parties will at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of lease, setting forth a description of the Premises, the term of this Lease and any other portions thereof, excepting the rental provisions, as either party may request. Any recordation of such instrument shall be at the expense of the party requesting the same.

5.   Covenants running with Land.

All covenants, promises, conditions, and obligations herein contained or implied by law are covenants running with the land and shall attach and bind and inure to the benefit of the Lessor and Lessee and their respective heirs, legal representatives, successors, and assigns, except as otherwise herein.

6.   No Waiver.

No waiver of a breach of any of the covenants in this Lease shall be construed to be a waiver of any succeeding breach of the same covenant.

7.   Arrears.

All arrearages in the payment of rent shall bear interest from the end of any grace period at the rate of twelve (12%) per cent per annum until paid.

8.   Written Modifications.

No modification, release, discharge, or waiver of any provisions of this Lease shall be of any force, effect, or value unless in writing signed by the Lessor, or its duly authorized agent or attorney.

9.   Entire Agreement.

This Lease contains the entire agreement between parties as of this date. The execution hereof has not been induced by either party by representations, promises, or understandings not expressed herein and there are no collateral agreements, stipulations, promises, or undertakings whatsoever upon the respective parties in any way touching the subject matter of this Lease which are not expressly contained in this instrument.

10.  Notices.

If either party desires or is required to give notice to the other in connection with and according to the terms of this Lease, such notice shall be given by hand-delivery or by certified mail, return receipt requested, and it shall be deemed given when received. Such notices shall be addressed as follows:

To the Lessor:             JOHN BROADCANNON, LLC
                           c/o Kuchma Corporation
                           300 Bostwick Avenue
                           Bridgeport, Connecticut 06605

With a copy to:            Bernard Green, Esquire
                           Green and Gross, P.C.
                           1087 Broad Street
                           Bridgeport, Connecticut 06604

To the Lessee:

or, after the Commencement Date:

                           Larry Shatsoff
                           Corzon, Inc.
                           1087 Broad Street
                           Bridgeport, Connecticut 06604

Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this section.

11.  Liability Continued.

All references to the Lessor and the Lessee mean the parties who, from time to time, occupy the positions, respectively, of the Lessor and the Lessee, although this shall not be construed as relieving any parties of any liability incurred by them by reason of or in connection with their having been the Lessor or the Lessee at one time unless the Lessee is released from liability hereunder as a result of the assignment by it of the Lease as provided in paragraph 2 of
Article VIII of this Lease. Paragraph 3 of this Lease.

12.  Gender.

In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

13.  Other Tenants.

Lessor shall not lease any other space in the Building to any tenant whose business would be offensive to any reasonable segment of the community or to any food or retail establishment.

14.  Conditions Precedent.

This Lease and the Lessor's obligations hereunder are contingent upon the Lessor's entering into an agreement with Attorney George J. Ferrio for the relocation of his office and with Attorney Henry Elstein for the reconfiguration of his office (both being adjacent to the Premises).

                                 ARTICLE XXIII

                              Hazardous Substances

The Lessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. The Lessee shall not allow the storage of or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises or the Lessor's Premises any such materials or substances except to use in ordinary course of the Lessee's business. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials by the Lessee and has reasonable cause to believe the same has occurred, then the reasonable costs thereof shall by reimbursed by the Lessee to the Lessor upon demand as additional charges if such requirement applies to the Premises or the Lessor's Premises, but the Lessee shall not be required to reimburse the Lessor for the cost of general environmental audits and testing customarily required by lenders in connection with commercial financing. In addition, the Lessee shall execute affidavits, representations and the like from time to time at the Lessor's request concerning the Lessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises and the Lessor's Premises. In all events, the Lessee shall indemnify the Lessor in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises or the Lessor's Premises occurring while the Lessee is in possession, or elsewhere if caused by the Lessee or persons acting under the Lessee. The within covenants shall survive the expiration or earlier termination of the Lease term.

The Lessor represents that any handling, transportation, storage, treatment or use of hazardous or toxic substances or wastes that may have occurred on the Premises prior to the Commencement Date have, to the best of the Lessor's knowledge, been in compliance with all applicable federal, state and local laws, regulations and ordinances; and that to the best of the Lessor's knowledge and belief as of the Commencement Date the Premises do not contain any asbestos, un-normally high quantities of radon gas, or PCBs. Such representations and proper activities shall continue during the term of the Lease.

                                  ARTICLE XXIV

                             Improvements by Lessor

1.   Improvements by the Lessor.

     (a) The Lessor agrees to modify the interior of the Premises according to the plans as set forth as Exhibit "B" which exhibit is attached hereto and made a part hereof, being the floor plans dated November 16, 1999, revised May 29, 2000 with the Premises highlighted in yellow (the " Improvements"). The Improvements shall include installation of carpeting consistent with samples already furnished to the Lessee and painting of interior wall surfaces and, shall, in any event, not include any costs associated with data or communications wiring or installation. Any costs and expenses incurred by the Lessor to complete the improvements and the build out of the Premises by way of addition to any of the requirements of the Improvements, in accordance with the Lessee's instructions, shall be paid by the Lessee and shall be due and payable by the Lessee to the Lessor within five (5) days after the receipt by the Lessee of written verification of said costs and expenses as submitted by the Lessor to the Lessee.

     (b) The Lessor shall proceed with due diligence to commence and complete the construction of Improvements.

     (c) The Lessor shall cause the construction work for the Improvements to be performed in a good workmanlike manner and the Lessor shall use its best efforts to complete the Improvements on or before June 30, 2000 with due allowance, however, for and subject to strikes, acts of God, shortage of materials or labor, or other unavoidable contingencies or delays beyond the control of the Lessor. If the Improvements shall not have been completed on or before such date, plus the amount of any delay (but not more than sixty (60) days) attributable to any of said contingencies, then the Lessee, at its option, shall have the right to cancel this Lease by giving to the Lessor not less than ten
(10) days' prior written notice of its intention so to do, and the Lessee shall thereupon be relieved of all liability hereunder. The Lessor shall advise the Lessee in writing at least five (5) days prior to the date the Improvements shall be completed and the Premises are ready for occupancy. The parties hereto understand that the Lessor and the Lessee may from time to time prior to such completion agree in writing to certain modifications and/or changes in the Improvements.

     (d) Promptly upon the completion of the Improvements, the Lessor will provide the Lessee with access to the Premises. The Lessor warrants that all common areas shall be in a good state of repair at the time of the delivery of the Premises to the Lessee. It is understood and agreed that the Lessor's work, including the construction of the Improvements, and the Premises shall be deemed to be completed for the Lessee's occupancy hereunder even though there may be incomplete items or deficiencies, provided that any such incomplete items or deficiencies shall not hinder the Lessee's work in or about the Premises, or prevent the Lessee from opening for business. Should the Lessor fail to complete all of the Improvements on the date the Lessee takes possession of the Premises, then the Lessee shall have the right to send to the Lessor a "Punch List" of the items which remain to be completed. On the receipt of such Punch List, the Lessor shall have a reasonable time within which to complete the items designated therein. In the event the Lessor shall fail to complete any Punch List items, the Lessee may, upon giving ten (10) days prior written notice to the Lessor, cause such construction work to be completed at Lessor's expense.

     (e) The Lessee may, with the written permission of the Lessor not to be unreasonably withheld, and at the Lessee's sole risk, enter into and move furnishings and equipment into the Premises prior to the completion thereof and make such installations as it deems desirable for the operation of its business, provided, however, that such entry and installing shall be done in such manner as not to interfere with the construction of the Improvements and any work shall be done with due diligence and if necessary coordinated with the Lessor or the Lessor's agents. Notwithstanding such entry and installing and the Lessee's occupancy of the Premises pursuant thereto, the term of this Lease shall begin and rent shall be payable as hereinbefore set forth, but the beginning of the term and payment of any rent hereunder shall not preclude the Lessee from requiring the Lessor to correct defects in the construction work arising out of the Lessor's failure to comply with plans and specifications set forth in Exhibit "B" or from requiring the Lessor to diligently complete the construction work at the earliest possible date in accordance with the plans and specifications.

IN WITNESS WHEREOF the Lesser and the Lessee have hereunto set their hands and seals, the day and year above written.

Signed, sealed and delivered in the presence of.

                                            LESSOR
                                            JOHN BROADCANNON, LLC
/s/ Samuel T. Rost
------------------
Samuel T. Rost

/s/ Kimberly A. Cima                        By: /s/ Kurt B. Hershey
--------------------                        -----------------------
Kimberly A. Cima                            Kurt B. Hershey, Manager


                                            LESSEE
                                            CORZON, INC.
/s/ Samuel T. Rost
------------------
Samuel T. Rost

/s/ Rozann Dashiell                         By: /s/ Larry Shatsoff
-------------------                         ----------------------
Rozann Dashiell                             Larry Shatsoff
                                            Its President duly authorized


STATE OF CONNECTICUT               )
                                   )
COUNTY OF FAIRFIELD                )  ss:  Bridgeport

     Personally appeared Kurt B. Hershey, Manager, of John Broadcannon, LLC, signer and sealer of the foregoing, and acknowledged the same to be his free act and deed, before me and the free act and deed of John Broadcannon, LLC, on June 21, 2000.


                                             /s/ Samuel T. Rost
                                             ------------------
                                             Samuel T. Rost
                                             Commissioner of the Superior Court

STATE OF CONNECTICUT             )
                                 )
COUNTY OF FAIRFIELD              )  ss:  Bridgeport

     Personally appeared Larry Shatsoff the President of Corzon, Inc., signer and sealer of the foregoing, and acknowledged the same to be his free act and deed, before me and the free act and deed of Corzon, Inc., on June 9, 2000.


                                              /s/ Samuel T. Rost
                                              ------------------
                                              Samuel T. Rost
                                              Commissioner of the Superior Court
                                              Notary Public
                                              My commission expires: